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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington D.C. 20549



                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934




Date of Report                                  February 5, 1996
(Date of earliest event reported)





                   KIMBALL INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)





                          INDIANA
      (State or other jurisdiction of incorporation)

        0-3279                            35-0514506
(Commission File Number)     (IRS Employee Identification Number)

   1600 Royal Street, Jasper, Indiana               47549-1001
(Address of principal executive offices)            (Zip Code)


Registrants telephone number, including area code: (812) 482-1600


                         Not Applicable
(Former name or former address, if changed since last report)



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ITEM 5.  Other Events

The Company announced on February 5, 1996, its intent to acquire ELMO Semiconductor Corporation of Burbank, CA and ELMO Semiconducteurs SARL located in Mantes-La-Jolie (near Paris), France subject to certain conditions. A press release was issued on that date which contained relevant information on the companies and their synergies and is included herein as exhibit 99.



ITEM 7.  Financial Statements and Exhibits

  (a)  Financial statements of businesses acquired  (not required)

  (b)  Pro forma financial information  (not required)

  (c)  Exhibits

         (99)  Press Release  -  Kimball to Acquire "Next Generation" Electronic
                                 Technologies

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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Kimball International, Inc.



                                  By:  Gary P. Critser
                                       GARY P. CRITSER
                                       Senior Exec. Vice President
                                       Chief Accounting Officer
                                       and Secretary

Date: February 7, 1996